Exhibit 99.2

 NATIONAL WASTE MANAGEMENT HOLDINGS, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2015

(UNAUDITED)

	National Waste Management Holdings, Inc.	Waste Recovery Enterprises, LLC	Gateway Rolloff Services, LP	Pro-forma Adjustments		Pro Forma Consolidated
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)

Assets

Current assets:
Cash and cash equivalents	$471,514	$30,320	$132,108	(100,000	) (a)	$533,942
Accounts receivable, net	217,172	115,618	203,727			536,517
Other current assets	10,010	45,276	-			55,286
Due from related party	8,400	46,018	-			54,418

Total current assets	707,096	237,232	335,835	(100,000)		1,180,163

Property and equipment, net	672,627	688,997	-			1,361,624

Other assets:
Intangible assets, net	45,905	-	-			45,905
Secured letter of credit	324,950	-	-			324,950
Deposits on landfill acquisition	225,000	-	-			225,000
Other deposits	8,750	-	-			8,750
Other assets	-	-	-			-
Note receivable due from related party	-	-	-			-

Total other assets	604,605	-	-			604,605

Total assets	$1,984,328	$926,229	$335,835	(100,000)		$3,146,392

Liabilities and Stockholder's Equity (Deficit)

Current liabilities:
Accounts payable and accrued expenses	65,461	67,314	231,147			363,922
Current portion of long term debt	-	127,713				127,713
Current portion of capital lease obligations	24,093	-				24,093
Due to related party - accrued interest	27,841	606,312		(606,312	) (b)	27,841
Due to related party	-	30,000	26,000			56,000
Income taxes payable	126,287	-	-			126,287

Total current liabilities	243,682	831,339	257,147			725,856

Long-term liabilities:
Long term debt, net of current portion	-	127,173	-			127,173
Capital lease obligations, net of current portion	109,614	-	-			109,614
Environmental remediation obligation	424,596	-	-			424,596
Loan due shareholder or member	704,547	906,442	-	606,312	(b)	2,467,301
				250,000	(c)
Long term deferred tax liability	48,709		-			48,709

Total liabilities	$1,531,148	$1,864,954	$257,147	250,000		$3,903,249

Commitments and Contingencies
Stockholders' equity (deficit):
Common stock, no par value; 250,000,000 shares authorized, 60,451,842 shares issued and outstanding at September 30, 2015	$-	$-	$-			$-
Preferred stock, no par value, 10,000,000 shares authorized, 1 share and 0 shares issued and outstanding as of June 30, 2015	-	-	-			-
Additional paid-in capital	267,496	-	-	(250,000	) (c)	367,496
				450,000	(d)
				(100,000	) (a)
Common stock subscribed	113,640	-		(450,000	) (d)	(336,360)
Members' deficit	-	(938,725)	-	937,729	(e)	(996)
Partners' capital	-		78,688	78,688	(e)	157,376
Retained earnings (deficit)	72,044			(1,016,417	) (f)	(944,373)

Total stockholders' equity (deficit)	453,180	(938,725)	78,688	(350,000)		(756,857)

Total liabilities and stockholders' equity	$1,984,328	$926,229	$335,835	(100,000)		$3,146,392

1

NATIONAL WASTE MANAGEMENT HOLDINGS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(UNAUDITED)

	National Waste Management Holdings, Inc.	Waste Recovery Enterprises, LLC	Gateway Rolloff Services, LP	Pro-forma Adjustments		Pro Forma Consolidated
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)

Revenues	$1,349,824	$1,033,296	$1,741,513	$-		$4,124,633

Cost of revenues	661,622	608,299	1,121,188	-		2,391,109

Gross profit	688,202	424,997	620,325	-		1,733,524

Selling, general and administrative expenses	380,775	399,159	728,195	-		1,508,129

Income from operations	307,427	25,838	(107,870)	-		225,395

Other income (expenses):
Gain on sale of assets	-	28,040	-	-		28,040
Extinguishment of related party debt	-	(236,100)	-	-		(236,100)
Interest expense	(23,705)	(39,311)	-	-		(63,016)
Other Income (expenses)	(4,807)	2,504	611	-		(1,692)

Total other income (expenses)	(28,512)	(244,867)	611	-		(272,768)

Income before income taxes	278,915	(219,029)	(107,259)	-		(47,373)

Income tax expense	94,045	-	-	-		94,045

Net income	$184,870	$(219,029)	$(107,259)	$-		$(141,418)

Net income per common share:
Basic	$0.003			$-		$(0.002)
Diluted	$0.003			$-		$(0.002)

Weighted average number of shares outstanding
Basic	60,451,842			5,150,000	(g)	65,601,842
Diluted	60,451,842			5,150,000	(g)	65,601,842

2

NATIONAL WASTE MANAGEMENT HOLDINGS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

(UNAUDITED)

	National Waste Management Holdings, Inc.	Waste Recovery Enterprises, LLC		Gateway Rolloff Services, LP	Pro-forma Adjustments		Pro Forma Consolidated

Revenues	$1,668,354		$1,502,290	$2,300,303	$-		$5,470,947

Cost of revenues	934,251		926,588	1,532,492	-		3,393,331

Gross profit	734,103		575,702	767,811	-		2,077,616

Selling, general and administrative expenses	485,403		538,393	652,918	-		1,676,714

Income from operations	248,700		37,309	114,893	-		400,902

Other income (expenses):
Gain on sale of assets	-		80,000	-	-		80,000
Interest expense	(10,610)		(55,697)	-	-		(66,307)
Other income	-		-	16	-		16
Other expenses	-		1,880	(87)	-		1,793

Total other income (expenses)	(10,610)		26,183	(71)	-		15,502

Income before income taxes	238,090		63,492	114,822	-		416,404

Income tax expense	80,951		-	-	67,759	(g)	148,710

Net income	$157,139		$63,492	$114,822	$(67,759)		$267,694

Net income per common share:
Basic	$0.003	$					$0.004
Diluted	$0.003	$					$0.004

Weighted average number of shares outstanding
Basic	60,054,444				5,150,000	(h)	65,204,444
Diluted	60,054,444				5,150,000	(h)	65,204,444

3

NATIONAL WASTE MANAGEMENT HOLDINGS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

(UNAUDITED)

	National Waste Management Holdings, Inc.	Waste Recovery Enterprises, LLC	Gateway Rolloff Services, LP	Pro-forma Adjustments		Pro Forma Consolidated

Revenues	$1,262,506	$1,392,323	$1,863,387	$		$4,518,216

Cost of revenues	576,764	868,771	1,359,595			2,805,130

Gross profit	685,742	523,552	503,792		-	1,713,086

Selling, general and administrative expenses	515,987	503,377	786,179			1,805,543

Income from operations	169,755	20,175	(282,387)		-	(92,457)

Other income (expenses):
Other income	-	3,327	310,922			314,249
Other expenses	(9,519)	-	-			(9,519)
Gain on sale of assets	10,800	12,444	-			23,244
Interest expense	-	(63,095)	-			(63,095)

Total other income (expenses)	1,281	(47,324)	310,922		-	264,879

Income before income taxes	171,036	(27,149)	28,535			172,422

Income tax expense	-	-	-			-

Net income	$171,036	$(27,149)	$28,535		$-	$172,422

Net income per common share:
Basic	$0.004					$0.003
Diluted	$0.004					$0.003

Weighted average number of shares outstanding
Basic	47,450,000				5,150,000	52,600,000
Diluted	47,450,000				5,150,000	52,600,000

4

NATIONAL WASTE MANAGEMENT HOLDINGS, INC.

NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(1)	Basis of Presentation

On October 27, 2015 and December 1, 2015, National Waste Management Holdings, Inc. (the “Company”, “NWMH, Inc.”) acquired Waste Recovery Enterprises, LLC and Gateway Rolloff Services, LLC, respectively. The Chairman of the Company, who is also the largest individual shareholder of the Company, owned 50% of each of these entities prior to closing on the acquisitions; these entities had a high degree of common ownership but were not considered to be under common control, as the ownership percentages and interests are not the same before and after the transaction, and thus a substantive transaction has occurred with economic substance and should be accounted for using the acquisition method of accounting in accordance with the guidance included in the Accounting Standards Codification (“ASC”) 805, Business Combinations. The acquisition method of accounting requires assets and liabilities to be recorded at fair value, including intangible assets, with goodwill as the residual. As of the date of the filing, the purchase price allocation was not complete or available as related to these acquisitions. The pro-forma financial statements are based on the unaudited historical performance of the Companies as of and for the nine months ended September 30, 2015, as well as the financial statements as of and the for the years ended December 31, 2014 and 2013 subject to pro-forma adjustments discussed in Note 2. Assets and liabilities of the acquired entities have been recorded at cost for pro-forma purposes and will be adjusted to fair value once the purchase price allocation is complete.

These unaudited pro forma financial statements have been prepared in accordance with accounting principles generally accepted in the United States and are expressed in U.S. dollars. These pro forma financial statements do not contain all of the information required for annual financial statements. Accordingly, they should be read in conjunction with the most recent annual and interim financial statements of the Company and Sandland.

These unaudited pro forma financial statements have been compiled from and include:

(a)	an unaudited pro forma balance sheet combining the unaudited interim consolidated balance sheet of the Company, Waste Recovery Enterprises, LLC and Gateway Rolloff Services, LP as of September 30, 2015, giving effect to the transaction as if it occurred on the respective balance sheet date.

(b)	an unaudited interim pro forma consolidated statement of operations combining the unaudited statements of operations of the Company, Waste Recovery Enterprises, LLC and Gateway Rolloff Services, LP for the nine months ended September 30, 2015, and the audited annual statements of operations of the Company and Waste Recovery Enterprises, LLC and Gateway Rolloff Services, LP for the years ended December 31, 2014 and 2013.

5

NATIONAL WASTE MANAGEMENT HOLDINGS, INC.

NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

(2)	Basis of Presentation

The unaudited pro forma financial statements have been compiled using the significant accounting policies as set out in the unaudited financial statements of the Company, Waste Recovery Enterprises, LLC and Gateway Rolloff Services, LP for the nine months ended September 30, 2015. It is management’s opinion that these pro forma financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with United States generally accepted accounting principles applied on a basis consistent with the Company, Waste Recovery Enterprises, LLC and Gateway Rolloff Services, LP’s accounting policies. No adjustments have been made to reflect the fair value of assets and liabilities of the acquired subsidiaries, the fair value of the restricted stock issued as part of the purchase price of the acquisitions or the potential cost savings that may occur subsequent to completion of the transaction. The pro forma statement of operations does not reflect non-recurring charges or credits directly attributable to the transaction, of which none are currently anticipated.

The unaudited pro forma financial statements are not intended to reflect the financial position of the Company which would have actually resulted had the proposed transaction been effected on the date indicated.

(3)	PRO FORMA ADJUSTMENTS

The unaudited pro forma consolidated financial statements do not incorporate the following pro forma assumptions and adjustments:

(a)	Elimination of certain of the Company’s assets and liabilities upon closing the agreement as follows:
a.	Cash - $100,000 – due to a working capital adjustment clause requiring the Company to reimburse one of the previous owners for current assets in excess of liabilities to be calculated 30 days after the closing. The expected adjustment is expected to be equal to the maximum threshold of $100,000
(b)	This accrued interest will be converted to long term debt
(c)	The Company financed $250,000 of the cash portion of these acquisitions with an owner financed note due January 4, 2016
(d)	$450,000 of the purchase price of one of the acquisitions was financed by a third party who has been promised stock at $1 per share, totaling 450,000 shares of common stock subscribed
(e)	Elimination of partners equity and members in acquired subsidiaries
(f)	Tax affects the previously pass through entities at the estimated statutory tax rate of 38%
(g)	The Company issued restricted common stock of the Company as a portion of the consideration for the acquisitions. 2,750,000 shares were issued as part of the purchase price of Waste Recovery Services, LLC and 2,400,000 shares were issued as part of the purchase price of Gateway Rolloff Services, LP, for a total of 5,150,000 shares of restricted common stock.

6

NATIONAL WASTE MANAGEMENT HOLDINGS, INC.

NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

(4)	PRO FORMA EQUITY

Note 3 - Pro Forma Equity
	Number of		Additional Paid
	Common Shares	Par Value	in Capital
Issued and outstanding common shares of the Company	60,451,842	$-	$267,496
Restricted shares issued and note payable to acquire Waste Recovery Services, LLC	2,750,000	-	(250,000)
Restricted shares issued, cash paid to acquire Gateway Rolloff Services, LP (net of working capital adjustment of $100,000)	2,400,000	-	350,000
Pro Forma Balance, September 30, 2015	65,601,842	$-	$367,496

7